UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E
Wall, NJ 07719
(Address of principal executive offices)

(732) 359-1100
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On June 22, 2023, BIO-key International, Inc. (the “Company,” “we” or “us”) entered into a Waiver and Amendment No. 1 to Securities Purchase Agreement (the “Amendment”) with AJB Capital Investments, LLC (the “Investor”). The Amendment amended certain provisions of the Securities Purchase Agreement dated December 22, 2022 (the “Original Agreement”) entered into between the Company and Investor which provided for, among other things, the issuance of a $2,200,000 principal amount senior secured promissory note (the “Note”) to the Investor.

In connection with the issuance of the Note, the Company issued 700,000 shares of common stock (the “Commitment Shares”) to the Investor. In the event that the Note was paid in full within six months after the date of issuance, the Company had the right to repurchase 350,000 of the Commitment Shares for aggregate payment to the Investor of $1.00. The Amendment provides for the Company to repurchase up to 272,000 of the Commitment Shares in the event that the Company makes a principal payment on or before July 22, 2023 and to repurchase up to 214,000 of the Commitment Shares in the event that the Company makes a principal payment after July 22, 2023 and before August 21, 2023, in each case, for aggregate payment to the Investor of $1.00. The number of Commitment Shares subject to repurchase is based on the amount of the principal payments made by the Company.

The Amendment also waived certain prior events of default in connection with the Company’s failure to timely make certain filings with the United States Securities and Exchange Commission.

The foregoing descriptions of the Amendment and the Original Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K and Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 22, 2022, respectively.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

10.1	Waiver and Amendment No. 1 to Securities Purchase Agreement dated June 22, 2023 by and between the Company and AJB Capital Investments, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: June 27, 2023
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer